                                                                   EXHIBIT 10.31


March 27, 1997



Mr. Robert J. Braasch
Chief Financial Officer
Eagle Finance Corp.
1425  Tri-State Parkway
Suite 140
Gurnee, Illinois  60031

Re: Acknowledgment and Waiver
    -------------------------

Dear Bob:

    Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement, as amended from time to time ("Credit Agreement") dated as of June 30, 1995, by and among Eagle Finance Corp., a Delaware corporation (the "Borrower"), the "Agent" (identified on the signature pages of this letter) and the "Lenders" (identified below as signatories hereto). All capitalized terms not otherwise defined herein shall have the meanings respectively ascribed to them in the Credit Agreement.

    The Agent and the Lenders acknowledge and agree as follows:

    1. The Borrower has informed the Agent and Lenders that its financial statements for its fiscal year ending December 31, 1996 will disclose that the
Borrower's: (i) Tangible Net Worth, as of December 31, 1996, was less than the Tangible Net Worth of $14,714,023 required pursuant to Section 8.01 of the Credit Agreement, (ii) ratio of the sum of Net Earnings PLUS Interest Expense to Interest Expense was less than the 1.0 to 1.0 required pursuant to Section 8.05 of the Credit Agreement, and (iii) ratio of Subordinated Debt to Tangible Net Worth was more than the 1.50 to 1.0 permitted pursuant to Section 8.04 of the Credit Agreement. The Borrower has also disclosed to the Agent and the Lenders that the Borrower does not expect to be in compliance with each of the above-referenced financial covenants as of March 31, 1997.

    2. Subject to the terms of this letter and to the approval of the Borrower and the Majority Banks to this letter, the Lenders hereby waive breaches of the specific financial covenants described in paragraph 1 above as of December 31, 1996 and March 31, 1997. As an express condition to the waivers set forth in this paragraph 2, the following shall occur contemporaneously herewith:

        (a) the Borrower shall pay to Agent, for the ratable benefit of the Lenders who execute this Acknowledgment and Waiver, a fully earned and non-refundable waiver fee of $30,000.00;

        (b) the Credit Agreement is amended by deleting the number "$60,000,000" presently contained in the 29th line of Section 2.01 of the Credit Agreement and replacing it with the number "$50,000,000." In connection with the aforementioned reduction in the aggregate Commitments of all of the Lenders, each Lender's Commitment is reduced pro rata to the amount opposite the applicable Lender's name on the signature pages hereto: and

        (c) the Credit Agreement is amended by deleting the definition of "Borrowing Base" contained in Section 1.01 of the Credit Agreement in its entirety and replacing such definition with the following:

    "Borrowing Base" means eighty-two and one-half percent (82 1/2%) of Eligible Receivables, PROVIDED, HOWEVER, that the rate of advance shall be seventy percent (70%) for Eligible Receivables for which there has been a

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Mr. Robert J. Braasch
March 27, 1997
Page 2


Modification (other than a Pre-Approved Modification) during the six (6) month period immediately preceding September 15, 1996 and, PROVIDED, FURTHER, HOWEVER, that the rate of advance shall be fifty percent (50%) for Eligible Receivables rated as D Paper. Aggregate outstanding advances on Eligible Receivables rated as D Paper shall not exceed $3,000,000 at any one time.

    3. (a) As an additional condition to the effectiveness of the waivers granted herein, Borrower further agrees that if Borrower does not have a commitment from a lending institution or institutions to refinance Borrower's obligations to Lenders by April 30, 1997 (which commitment must be evidenced by a commitment letter signed by the issuing lender and by Borrower and be in form and substance acceptable to Agent), the advance percentage in the first line of the definition of the Borrowing Base shall automatically be reduced as of such date from 82-1/2% to 80% and if such a commitment is not obtained by May 31, 1997, such percentage shall automatically be further reduced from 80 to 75%.

        (b) If a fully signed refinancing commitment (in form and substance acceptable to Agent) is received by Agent at such time as the applicable borrowing percentage referred to in paragraph 3(a) above is 80% and provided no Event of Default has occurred (which has not been waived), such rate shall then be increased to 82-1/2%. If a fully signed refinancing commitment (in form and substance acceptable to Agent) is received by Agent at such time as the applicable borrowing percentage referred to in clause 3(a) above is 75% and provided no Event of Default has occurred (which has not been waived), such rate shall then be increased to 80%.

    The Borrower acknowledges and agrees that the waivers herein described are expressly conditioned upon Agent's receipt of Borrower's unqualified audited financial statements for Borrower's fiscal year ending December 31, 1996 and such financial statements being in all manner substantially consistent (in the opinion of Agent) with the preliminary results disclosed to the Lenders on March 13, 1997.

    This letter may be executed in counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this letter agreement by signing any such counterpart.

    Each of the undersigned, by its signature hereto, hereby evidences its consent to the terms and conditions of this letter, to be effective upon the Agent's receipt of an executed counterpart by Borrower and by the Majority Banks and delivery thereof to the Borrower.


                                       CORESTATES BANK N.A., as Agent and as a
                                       Lender

Commitments:
-----------                            By:
                                          --------------------------------

$8,125,000                                --------------------------------
                                            (print name and title)

                                       HARRIS TRUST AND SAVINGS BANK

                                       By:
                                          --------------------------------

$5,000,000                                --------------------------------
                                            (print name and title)

Mr. Robert J. Braasch
March 27, 1997
Page 3


                                       BANK ONE, CHICAGO, N.A.

                                       HARRIS TRUST AND SAVINGS BANK

                                       By:
                                          --------------------------------

$6,250,000                                --------------------------------
                                            (print name and title)


                                       COLE TAYLOR BANK


                                       By:
                                          --------------------------------

$3,541,666.66                             --------------------------------
                                            (print name and title)


                                       FLEET BANK, N.A.


                                       By:
                                          --------------------------------


$6,250,000                                --------------------------------
                                            (print name and title)


                                       NBD BANK


                                       By:
                                          --------------------------------


$6,250,000                                --------------------------------
                                            (print name and title)


                                       LASALLE NATIONAL BANK


                                       By:
                                          --------------------------------


$6,250,000                                --------------------------------
                                            (print name and title)


                                       THE SUMITOMO BANK, LIMITED, Chicago
                                       Branch


                                       By:
                                          --------------------------------

                                          --------------------------------
                                            (print name and title)


                                       By:
                                          --------------------------------


$4,166,666.67                             --------------------------------
                                            (print name and title)

Mr. Robert J. Braasch
March 27, 1997
Page 4


                                       THE NORTHERN TRUST COMPANY


                                       By:
                                          --------------------------------


$4,166,666.67                             --------------------------------
                                            (print name and title)


Agreed to this ____ day of
March, 1997:

Eagle Finance Corporation



By:
   --------------------------------
    Name:
    Title:


Attest:
       ----------------------------
        Name:
        Title: